Fees Summary	Apr. 23, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 15,077,819.68
Previously Paid Amount	0.00
Total Fee Amount	2,082.25
Total Offset Amount	0.00
Net Fee	$ 2,082.25